M a y 6 t h , 2 0 2 2 Full-Year FY 22 Results & Business Attributes Review Exhibit 99.2

F U L L - Y E A R F Y 2 2 R E S U L T S & B U S I N E S S A T T R I B U T E S R E V I E W Safe Harbor Disclosure This presentation contains certain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements regarding the Company’s expected financial performance, including revenues, diluted EPS, free cash flow, and organic revenue growth; the Company’s ability to perform well in the currently evolving environment, including in light of the impact of supply chain issues and inflation; the Company’s ability to execute on its brand-building strategy; the expected market share and consumption trends for the Company’s brands; and the Company’s ability to execute on its disciplined capital allocation strategy; and the timing and amount of and source of funds for the Company’s share repurchases. Words such as “trend,” “continue,” “will,” “expect,” “project,” “may,” “should,” “could,” “would,” and similar expressions identify forward-looking statements. Such forward-looking statements represent the Company’s expectations and beliefs and involve a number of known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include, among others, the impact of the COVID-19 pandemic and geopolitical instability, including on economic and business conditions, consumer trends, retail management initiatives, and disruptions to the manufacturing, distribution and supply chain and related price increases; labor shortages; competitive pressures; the impact of the Company’s advertising and marketing and new product development initiatives; customer inventory management initiatives; the ability to pass along rising costs to customers without impacting sales; fluctuating foreign exchange rates; and other risks set forth in Part I, Item 1A. Risk Factors in the Company’s Annual Report on Form 10- K for the year ended March 31, 2021. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this presentation. Except to the extent required by applicable law, the Company undertakes no obligation to update any forward-looking statement contained in this presentation, whether as a result of new information, future events, or otherwise. All adjusted GAAP numbers presented are footnoted and reconciled to their closest GAAP measurement in the attached reconciliation schedule or in our May 5, 2022 earnings release in the “About Non-GAAP Financial Measures” section.

F U L L - Y E A R F Y 2 2 R E S U L T S & B U S I N E S S A T T R I B U T E S R E V I E W Agenda for Today’s Discussion I. FY 22 and Evolution Recap II. Investing for Growth III. Financial Strategy & Capital Allocation IV. The Road Ahead & FY 23 Outlook 3

F U L L - Y E A R F Y 2 2 R E S U L T S & B U S I N E S S A T T R I B U T E S R E V I E W I. FY 22 and Evolution Recap

Proven Strategy & Execution Delivered Record FY 22 Results

FY 22 Sales Drivers

- Strong sales growth in FY 22 up 15.2% vs. PY
- Continued strength in consumer behavior
- Recovery in most COVID-19 impacted categories

Superior Earnings and FCF

- Gross margin as expected in dynamic supply chain environment
- Strong double-digit earnings growth in FY 22, up 25.3%[3] vs. FY 21
- Solid financial profile and resulting Free Cash Flow[3] generation

Disciplined Capital Allocation

- Successful acquisition and strong early performance of TheraTears
- Continued focus on disciplined capital allocation resulting in leverage of 3.8x[4]

PrestigeConsumer HEALTHCARE
FULL-YEAR FY 22 RESULTS & BUSINESS ATTRIBUTES REVIEW
5

Record FY 22 Enabled by Long-Term Evolution

Portfolio Transformation

Continued portfolio evolution reinforces long-term growth

Acquired Leading Brands

thera tears

Fleet

Summer's Eve

Divested

Chore Boy

Comet

Spic and Span

Brand Building

Brand-building strategy driving growth across categories



Capital Allocation

Repositioned long-term capital allocation strategy

Leverage[4]


5.2x
3.8x
FY18
FY22

Consistent Performance

Successfully navigated dynamic environment with little disruption



Well-Positioned for Continued Success

Prestige Consumer HEALTHCARE
FULL-YEAR FY 22 RESULTS & BUSINESS ATTRIBUTES REVIEW
6

History of Superior Performance

Proven Ability to Execute Value Creation Strategy

1. Investing for Growth with Proven Brand-Building Playbook
2. Superior Business Attributes Enable Free Cash Flow
3. Scalable & Efficient Platform Supports Disciplined Capital Allocation

Revenue	Organic Growth[1]	Adj. EPS[3]	Adj. FCF[3]
+3.7% 3-Yr CAGR	+3.2% 3-Yr CAGR	+13.4% 3-Yr CAGR	+7.8% 3-Yr CAGR

PrestigeConsumer HEALTHCARE
FULL-YEAR FY 22 RESULTS & BUSINESS ATTRIBUTES REVIEW
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F U L L - Y E A R F Y 2 2 R E S U L T S & B U S I N E S S A T T R I B U T E S R E V I E W II. Investing for Growth

F U L L - Y E A R F Y 2 2 R E S U L T S & B U S I N E S S A T T R I B U T E S R E V I E W FY 22 Revenues; Other OTC not shown (less than 1%) #1 Feminine Hygiene #1 Vaginal Anti-Fungal #1 Rehydration #1 Motion Sickness #1 Powdered Analgesic #1 Wart Removal #1 Lice/Parasite Treatments 9 25% 19% 15% 11% 11% 10% 9% Women’s Health Cough / Cold Analgesics Oral Care Skin Care GI Eye & Ear Care #1 Allergy & Redness Relief Drop #3 Dry Eye Relief Treatment Diversified Portfolio of Leading Consumer Healthcare Brands Diverse Portfolio of Market-Leading BrandsTotal Sales by Category #1 Sore Throat Liquids/Lozenge

Brand-Building Focus Positions Us for Long-Term Growth



Compound W
NITROFREEZE
MONISTAT
1
DenTek
90
TRIPLE CLEAN
thera tears
dry eye therapy
DELICIOUSLY SOOTHING!
LUDEN'S
Wild Cherry

1. Understanding Consumer Insights and Opportunity
2. Flexible & Agile Brand Strategies in an Evolving Environment
3. E-Commerce Success through Investments
4. Proven New Product Development

Resulting Long-Term Success Across Channels & Categories Over Time

Prestige Consumer HEALTHCARE
FULL-YEAR FY 22 RESULTS & BUSINESS ATTRIBUTES REVIEW
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Consistent Growth Enabled by Understanding Consumer Needs

Hydralyte

Household Penetration[(2)]


+1.6x
5%
8%
FY19
FY22

Product Extensions


Work
Travel
Vomiting & Diarrhea
Heat & Outdoor
Sports & Exercise

- Marketing and innovation driving awareness & consumption growth
- Opportunity remains to continue driving category penetration

Dramamine


GREAT TASTING NAUSEA RELIEF
Take Dramamine. Take Control.
Dramamine® for Motion Sickness & Nausea
We're Ready When You Are
What To Take For Dizziness? | Dramamine® Adults Or Kids

- Addressing consumer needs with Nausea, Kids, and Chewables
- Consumer brand promise: *Take Dramamine. Take Control.*

Brand-Building That Leverages Consumer Insights to Drive Long-Term Growth

Prestige Consumer HEALTHCARE
FULL-YEAR FY 22 RESULTS & BUSINESS ATTRIBUTES REVIEW
11

Flexible Strategies Enabled by Nimble Marketing

Summer's Eve	Compound W

Active Wash

An "Amazon's Choice"

Amazon's Choice

Summer's Eve Active Feminine Cleansing Wash, Cooling & Refreshing, 12 fl oz
Visit the Summer's Eve Store
2,386 ratings
Amazon's Choice for "summers eve"



NEW!
Summer's Eve
Active
Cooling boost of freshness

Amber Nights



Simply Sensitive



Self-care, upgraded



Compound W.
3 WAYS TO TREAT WARTS AT HOME
BUY NOW
Compound W
RELIEF BEGINS AT HOME
amazon



YouTube
Compound W
NITROFREEZE
LIQUID
Compound W
Touch Of Science

- Engaging customers through campaigns both in-store and online
- Investment in current initiatives leading to strong momentum

- Effective campaigns: *3 ways to treat warts at home, Touch of Science*
- 95% of visitors to CompoundW.com are new*

Agile Marketing Strategy Positions Portfolio for Long-Term Success

*Defined as users who have not visited in 30+ days

Prestige Consumer HEALTHCARE

FULL-YEAR FY 22 RESULTS & BUSINESS ATTRIBUTES REVIEW

12

E-Commerce: Winning in Consumer Shift to Online

E-Commerce as a % of Net Sales


+~3x
~5%
~11%
~13%
FY 20
FY 21
FY 22

- Well-positioned due to early investments in E-Commerce behind brand portfolio
- Growth across channel, with share often well above brick & mortar
- Consistent financial profile across all channels

Numerous Drivers of Success

Investment in Online User Experience


CLEAR EYES
complete for
sensitive eyes
What's Inside


Gentle relief
PROTECTING YOUR EYES WHILE WORKING FROM HOME

Engaging Digital Campaigns


MONISTAT
Treat comfortably at home
Chafing Relief Powder Gel


DenTek
3
Be the reason someone smiles today.

Omnichannel Investments

amazon

Walmart eCommerce

TARGET .com

instacart

Prestige Consumer Healthcare
FULL-YEAR FY 22 RESULTS & BUSINESS ATTRIBUTES REVIEW
13

Expanding Categories through New Product Development

Successful History of Innovation

DenTek | Compound W | Goody's


DenTek
ULTIMATE


NEW!
Compound W
NITROFREEZE


Goody's
HANGOVER
FAST PAIN RELIEF

Ongoing Innovation through Technology & Superior Consumer Experience

Robust Pipeline

Summer's Eve | Clear eyes | thera tears | Dramamine


NEW!
Summer's Eve
Spa


CLEAR EYES
ONCE DAILY
EYE ALLERGY
ITCH RELIEF
thera tears
EXTRA
CLEAR EYES
SENSITIVE EYES


NEW
Dramamine
nausea
GINGER CHEWS
Relieves Nausea
20

FY 23 Pipeline Expands Brand Offerings Across Prestige's Portfolio

Prestige Consumer HEALTHCARE
FULL-YEAR FY 22 RESULTS & BUSINESS ATTRIBUTES REVIEW
14

F U L L - Y E A R F Y 2 2 R E S U L T S & B U S I N E S S A T T R I B U T E S R E V I E W Top PBH Brands Share Rank(2) #1 #1 #1 #1 #1 #3 #1 #1 #3 #1 #3 #1 #1 10 of 13 Brands are #1 in Market Share(2), Many by a Wide Margin Result: Diverse Portfolio with Category Defining Shares 15 Trusted Brands Consumers Seek Trusted OTC Brands Category Defining Brands That Redefine Categories with Meaningful Share Category Defining Share(2)* *Greater than 35% share

F U L L - Y E A R F Y 2 2 R E S U L T S & B U S I N E S S A T T R I B U T E S R E V I E W III. Financial Strategy & Capital Allocation

F U L L - Y E A R F Y 2 2 R E S U L T S & B U S I N E S S A T T R I B U T E S R E V I E W Key Financial Results for Fourth Quarter and FY 22 Performance FY 22 FY 21 Dollar values in millions, except per share data. $266.9 $85.4 $0.91 $237.8 $79.2 $0.79 Revenue Adjusted EBITDA Adjusted EPS 12.3% 7.8% 15.2% 17 Q 4 $1,086.8 $367.7 $4.06 $943.4 $328.9 $3.24 Revenue Adjusted EBITDA Adjusted EPS 15.2% 11.8% 25.3% (3) Revenue of $266.9 million, up 5.9% vs. PY Q4 on an organic basis(1) EPS of $0.91 up 15.2% vs. Adjusted(3) PY Q4 EBITDA(3) of $85.4 million up 7.8% vs. Adjusted(3) PY Q4 FY 2 2 (3) (3) (3)

Financial Results for FY 22

	3 Months Ended			12 Months Ended		
	Q4 FY 22	Q4 FY 21	% Chg	FY 22	FY 21	% Chg
Total Revenue	$ 266.9	$ 237.8	12.3%	$ 1,086.8	$ 943.4	15.2%
Adj. Gross Margin[3]	148.9	137.1	8.6%	622.2	547.5	13.7%
% Margin	55.8%	57.6%		57.3%	58.0%	
A&M	36.9	36.4	1.4%	157.3	140.6	11.9%
% Total Revenue	13.8%	15.3%		14.5%	14.9%	
Adj. G&A[3]	27.8	23.8	16.7%	103.4	85.5	20.9%
% Total Revenue	10.4%	10.0%		9.5%	9.1%	
D&A	6.7	5.9	13.8%	24.9	23.9	3.9%
Adj. Operating Income[3]	$ 77.4	$ 70.9	9.1%	$ 336.6	$ 297.4	13.2%
% Margin	29.0%	29.8%		31.0%	31.5%	
Adj. Earnings Per Share[3]	$ 0.91	$ 0.79	15.2%	$ 4.06	$ 3.24	25.3%
Adj. EBITDA[3]	$ 85.4	$ 79.2	7.8%	$ 367.7	$ 328.9	11.8%
% Margin	32.0%	33.3%		33.8%	34.9%	

Dollar values in millions, except per share data
Amounts may not add due to rounding

FY 22 Comments

- Revenue up 10.1% vs. PY organically[1]
  - Broad & diverse portfolio helped to achieve record year in sales
  - Double-digit eCommerce consumption growth as consumers shopped online
- Adjusted Gross Margin[3] of 57.3% consistent with expectations
- A&M of 14.5% of Revenue, up ~$17MM vs. PY
- Adjusted G&A[3] of 9.5% of Revenue
- Adjusted EPS[3] up 25.3% vs. PY

Prestige Consumer HEALTHCARE
FULL-YEAR FY 22 RESULTS & BUSINESS ATTRIBUTES REVIEW
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F U L L - Y E A R F Y 2 2 R E S U L T S & B U S I N E S S A T T R I B U T E S R E V I E W Consistent, Strong Free Cash Flow Continued in FY 22 Leverage Supports ~$900MM of Deployment Capacity* 19 Adj. Free Cash Flow & Leverage Capital Allocation Highlights Dollar values in millions No maturities until 2028 Significant debt reduction to 3.8x Leverage(4) Accretive acquisition of Akorn Consumer Health $202 $207 $213 $254 FY 19 FY 20 FY 21 FY 22 5.0x 4.7x 4.2x 3.8x FY 19 FY 20 FY 21 FY 22 Ad j. FC F(3) Le ve ra ge (4) 7.8% CAGR -1.2x 65% of debt outstanding at fixed rate *Assumes 12x EBITDA valuation & 5.1x max Leverage(4)

Robust Free Cash Flow Profile Enabled by Strategy

Key Attributes

- Asset Light Model with Low Capital Expenditures
- Leading Margin Profile
- Long-Term Cash Tax Savings Tranches
- Ongoing Focus on Profitability

Free Cash Flow Metrics

$254 Million
FY 22 Adjusted Free Cash Flow(3)

~120%
Free Cash Flow Conversion

~9%
Free Cash Flow Yield

Source: Capital IQ as of 5/03/22
Free Cash Flow Yield defined as Free Cash Flow over Market Cap
Free Cash Flow Conversion defined as Non-GAAP Adjusted Free Cash Flow over Non-GAAP Adjusted Net Income

Prestige Consumer HEALTHCARE
FULL-YEAR FY 22 RESULTS & BUSINESS ATTRIBUTES REVIEW
20

F U L L - Y E A R F Y 2 2 R E S U L T S & B U S I N E S S A T T R I B U T E S R E V I E W Capital Allocation Priorities Remain Unchanged 21 Invest in Current Brands to Drive Organic Growth 1 Continue Strategy of Deleveraging 2 Strategic Share Repurchases 4 Pursue M&A That is Accretive to Shareholders 3

Long-Term History of Superior Financial Performance

	2012	2022	CAGR
Revenue	$441	$1,087	+9.4%
Adjusted EPS(3)	$0.99	$4.06	+15.2%
Adjusted FCF(3)	$67	$254	+14.3%

Highlights

- Established, Diversified Portfolio of Category-Defining Brands
- Transformed Portfolio Through Disciplined M&A & Divestitures
- Delivered Long-Term Shareholder Value
- Significantly Enhanced Cash Flow Profile

Dollar values in millions, except per share data.

PrestigeConsumer HEALTHCARE
FULL-YEAR FY 22 RESULTS & BUSINESS ATTRIBUTES REVIEW
22

F U L L - Y E A R F Y 2 2 R E S U L T S & B U S I N E S S A T T R I B U T E S R E V I E W IV. The Road Ahead & FY 23 Outlook

Increasing Focus on ESG

Social Benefits

Serving communities & consumers is the core of our business

Proudly advocate for consumer OTC healthcare benefits through CHPA and other organizations

Supplier Engagement

Supplier Code of Conduct
Aligning partners with our social & environmental mission and values

Supply Excellence
Three-pronged Waste, Water, Energy effort to minimize resource footprint

Philanthropy



Community Initiatives
Day of Giving and other local office initiatives encourage community support

Donations
Meaningful donations to worthwhile causes with employee matching program

Environmental

Emissions
Focused on assessing emissions in order to introduce targets in future

Long-Term
Goal of managing resource usage to ensure bright future generations

Prestige Consumer HEALTHCARE
FULL-YEAR FY 22 RESULTS & BUSINESS ATTRIBUTES REVIEW
24

Well-Positioned in Dynamic Macro Environment

Macro Trends	Prestige Consumer Healthcare
Normalizing Consumer Behavior	Diversified Portfolio Is An Advantage
Strained Supply Chain	Consumers Value Our Trusted Brands Across Environments
Inflationary Environment	Leading Shares Enable Pricing Ability at Retail
	80%+ North American Sourcing

Prestige Consumer Healthcare
FULL-YEAR FY 22 RESULTS & BUSINESS ATTRIBUTES REVIEW
25

FY 23 Outlook

Top Line Trends

- Strategy delivering with growing and well-positioned business
- Agile brand-building enables portfolio for further market share gains
- Revenue of $1,120 Million to $1,130 Million (~3% to 4% growth)
  - Organic growth of 2% to 3%

EPS

- EBITDA dollars expecting to grow with Revenue
- Diluted EPS of $4.18 to $4.23

Free Cash Flow & Allocation

- Free Cash Flow[(5)] of $260 million or more
- Continue to execute disciplined capital allocation strategy

Prestige Consumer HEALTHCARE

FULL-YEAR FY 22 RESULTS & BUSINESS ATTRIBUTES REVIEW

26

Portfolio & Strategy Well-Positioned for Continued Value Creation

1. Diversified Portfolio of Leading, Trusted Brands
2. Established Organic Growth Playbook
3. Superior Financial Profile Generating Consistent Cash Flow
4. Scalable & Efficient Platform
5. Organic Growth Engine Reinforced by M&A

Prestige's Business Attributes & Execution Drive Superior Shareholder Value Creation

Prestige Consumer HEALTHCARE
FULL-YEAR FY 22 RESULTS & BUSINESS ATTRIBUTES REVIEW
27

...And Consistently Deliver Strong Financial Performance

Organic Long-Term Algorithm

Organic Growth[1] of 2.0% to 3.0%

\+

High Free Cash Flow[3] Generation

Proven & Repeatable M&A Strategy

6.0% to 8.0% EPS Growth

\+

Upside Potential

Proven Value Creation Strategy

PrestigeConsumer HEALTHCARE
FULL-YEAR FY 22 RESULTS & BUSINESS ATTRIBUTES REVIEW
28

F U L L - Y E A R F Y 2 2 R E S U L T S & B U S I N E S S A T T R I B U T E S R E V I E W Q&A

Appendix

(1) Organic Revenue is a Non-GAAP financial measure and is reconciled to the most closely related GAAP financial measure in the attached Reconciliation Schedules and / or our earnings release dated May 5, 2022 in the "About Non-GAAP Financial Measures" section.

(2) Company consumption and market share are based on domestic IRI multi-outlet + C-Store retail sales for the period ending 3/20/22, retail sales data from other 3rd parties for certain untracked channels in North America for leading retailers, Australia consumption based on IMS data, and other international net revenues as a proxy for consumption.

(3) Adjusted Gross Margin, Adjusted G&A, Adjusted Operating Income, Adjusted EPS, EBITDA & EBITDA Margin, Adjusted EBITDA & Adjusted EBITDA Margin, Adjusted Free Cash Flow, Free Cash Flow, and Net Debt are Non GAAP financial measures and are reconciled to their most closely related GAAP financial measures in the attached Reconciliation Schedules and / or in our earnings release dated May 5, 2022 in the "About Non GAAP Financial Measures" section.

(4) Leverage ratio reflects net debt / covenant defined EBITDA.

(5) Free Cash Flow for FY 23 is a projected Non-GAAP financial measure, is reconciled to projected GAAP Net Cash Provided by Operating Activities in the attached Reconciliation Schedules and / or in our earnings release in the "About Non-GAAP Financial Measures" section and is calculated based on projected Net Cash Provided by Operating Activities less projected capital expenditures plus cash payments associated with discrete items.

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FULL-YEAR FY 22 RESULTS & BUSINESS ATTRIBUTES REVIEW
30

F U L L - Y E A R F Y 2 2 R E S U L T S & B U S I N E S S A T T R I B U T E S R E V I E W Adjusted Gross Margin 31 Reconciliation Schedules Organic Revenue Change a) Inventory step-up charges relate to our North American OTC Healthcare segment. a) Revenues of our Akorn acquisition are excluded for purposes of calculating Non-GAAP organic revenues.

F U L L - Y E A R F Y 2 2 R E S U L T S & B U S I N E S S A T T R I B U T E S R E V I E W 32 Reconciliation Schedules (Continued) Adjusted G&A a) Costs related to the consummation of the acquisition process such as insurance costs, legal and other acquisition related professional fees

F U L L - Y E A R F Y 2 2 R E S U L T S & B U S I N E S S A T T R I B U T E S R E V I E W 33 Reconciliation Schedules (Continued) Adjusted EBITDA Margin a) Inventory step-up charges relate to our North American OTC Healthcare segment b) Costs related to the consummation of the acquisitions process such as insurance costs, legal and other acquisition related professional fees

F U L L - Y E A R F Y 2 2 R E S U L T S & B U S I N E S S A T T R I B U T E S R E V I E W 34 Reconciliation Schedules (Continued) Adjusted Net Income & Adjusted EPS a) Inventory step-up charges relate to our North American OTC Healthcare segment b) Costs related to the consummation of the acquisition process such as insurance costs, legal and other acquisition related professional fees c) The income tax adjustments are determined using applicable rates in the taxing jurisdictions in which the above adjustments relate and includes both current and deferred income tax expense (benefit) based on the specific nature of the specific Non-GAAP performance measure d) Income tax adjustment to adjust for discrete income tax items Note: Amounts may not add due to rounding

F U L L - Y E A R F Y 2 2 R E S U L T S & B U S I N E S S A T T R I B U T E S R E V I E W 35 Reconciliation Schedules (Continued) Adjusted Free Cash Flow Projected Free Cash Flow a) Payments related to the consummation of the acquisition process such as insurance costs, legal and other acquisition related professional fees

F U L L - Y E A R F Y 2 2 R E S U L T S & B U S I N E S S A T T R I B U T E S R E V I E W 36 Reconciliation Schedules (Continued) Organic Revenue Change Year Ended March 31, 2020 2019 (In Thousands) GAAP Total Revenues 963,010$ 975,777$ Revenue Growth (1.3%) Adjustments: Revenue associated with divestiture - (19,811) Allocated costs that remain after divestiture - (659) Impact of foreign currency exchange rates - (4,370) Total Adjustments -$ (24,840)$ Non-GAAP Organic Revenues 963,010$ 950,937$ Non-GAAP Organic Revenues Growth 1.3%

F U L L - Y E A R F Y 2 2 R E S U L T S & B U S I N E S S A T T R I B U T E S R E V I E W 37 Reconciliation Schedules (Continued) Adjusted EBITDA Margin Year Ended March 31, 2020 2019 (In Thousands) GAAP Net Income (Loss) 142,281$ (35,800)$ Interest expense, net 96,224 105,082 Provision (benefit) for income taxes 48,870 (2,255) Depreciation and amortization 28,995 31,779 Non-GAAP EBITDA 316,370 98,806 Non-GAAP EBITDA Margin 32.9% 10.1% Adjustments: Transition and other costs associated with new warehouse and divestiture in Cost of Goods Sold 9,170 170 Transition and other costs associated with divestiture in General and Administrative Expense - 4,272 Loss on disposal of assets 382 - Goodwill and tradename impairment - 229,461 Loss on extinguishment of debt 2,155 - Loss (gain) on divestiture - (1,284) Total adjustments 11,707 232,619 Non-GAAP Adjusted EBITDA 328,077$ 331,425$ Non-GAAP Adjusted EBITDA Margin 34.1% 34.0%

F U L L - Y E A R F Y 2 2 R E S U L T S & B U S I N E S S A T T R I B U T E S R E V I E W 38 Reconciliation Schedules (Continued) Adjusted Net Income & Adjusted EPS 2012 2019 2020 Net Income Adj. EPS Net Income Adj. EPS Net Income Adj. EPS GAAP Net Income 37,212$ 0.73$ (35,800)$ (0.68)$ 142,281$ 2.78$ Adjustments Inventory step up 1,795 0.04 - - - - Integration, Transition, and other Acquisition/Divestiture costs 17,395 0.34 4,442 0.08 9,170 0.18 Unsolicited proposal costs 1,737 0.03 - - - - Loss on extinguishment of debt 5,409 0.11 - - 2,155 0.04 Gain on settlement (5,063) (0.10) - - - - (Gain) loss on divestitures - - (1,284) (0.02) 382 0.01 Accelerated amortization of debt discounts and debt issue costs - - 706 0.01 - - Goodwill and Tradename impairment - - 229,461 4.38 - - Tax impact on adjustments (8,091) (0.16) (57,863) (1.10) (2,974) (0.06) Normalized tax rate adjustment (237) - 6,132 0.11 318 0.01 Total adjustments 12,945 0.26 181,594 3.46 9,051 0.18 Non-GAAP Adjusted Net Income and Non-GAAP Adjusted EPS 50,157$ 0.99$ $145,794 2.78$ $151,332 2.96$

F U L L - Y E A R F Y 2 2 R E S U L T S & B U S I N E S S A T T R I B U T E S R E V I E W 39 Reconciliation Schedules (Continued) Adjusted Free Cash Flow 2012 2019 2020 GAAP Net Income 37,212$ (35,800)$ 142,281$ Adjustments Adjustments to reconcile net income to net cash provided by operating activities as shown in the statement of cash flows 35,674 233,400 66,041 Changes in operating assets and liabilities, net of effects from acquisitions as shown in the statement of cash flows (5,434) (8,316) 8,802 Total adjustments 30,240 225,084 74,843 GAAP Net cash provided by operating activities 67,452 189,284 217,124 Purchases of property and equipment (606) (10,480) (14,560) Non-GAAP Free Cash Flow 66,846 178,804 202,564 Integration, transition and other payments associated with acquisitions/divestitures - 10,902 4,203 Additional income tax payments associated with divestitures - 12,656 - Total adjustments - 23,558 4,203 Non-GAAP Adjusted Free Cash Flow 66,846$ 202,362$ 206,767$